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                                                                   Exhibit 10(q)

                          CREDIT ACCEPTANCE CORPORATION
                           INCENTIVE COMPENSATION PLAN

                             EFFECTIVE APRIL 1, 2004


                              I. GENERAL PROVISIONS


         1.01 PURPOSE. The Plan, which was adopted by the Company's Board on the Effective Date, is intended to attract and retain highly competent, effective and loyal Employees and Non-Employee Directors in order to create per share intrinsic value for shareholders.

         1.02 PARTICIPANTS. Participants in the Plan shall be such Employees (including Employees who are directors) and Non-Employee Directors of the Company or of an Affiliate as the Committee may select from time to time. The Committee may grant Options, Restricted Stock Awards, Restricted Stock Units and Performance Awards to an individual upon the condition that the individual become an Employee or Non-Employee Director of the Company or of an Affiliate, provided that the Option, Restricted Stock Award, Restricted Stock Unit or Performance Award shall be deemed to be granted only on the date that the individual becomes an Employee or Non-Employee Director.

         1.03 DEFINITIONS. As used in this Plan, the following terms have the meaning described below:

                  (a) "AFFILIATE" OR "AFFILIATES" means a corporation or other entity that is affiliated with the Company and includes any parent or subsidiary of the Company, as defined in Code Sections 424(e) and (f), respectively.

                  (b) "AGREEMENT" means the written agreement that sets forth the terms of a Participant's Option, Restricted Stock Award, Restricted Stock Unit or Performance Award.

                  (c) "BOARD" means the Board of Directors of the Company.

                  (d) "BUSINESS COMBINATION" means (1) any reorganization, merger, share exchange or consolidation of the Company, or (2) any sale, lease, exchange or other transfer of all or substantially all of the assets of the Company.

                  (e) "CASHLESS EXERCISE PROCEDURE" means delivery to the Company by a Participant exercising an Option of a properly executed exercise notice, acceptable to the Company, together with irrevocable instructions to the Participant's broker to deliver to the Company sufficient cash to pay the exercise price and any applicable income and employment withholding taxes, in accordance with a written agreement between the Company and the brokerage firm.


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                  (f) "CAUSE" means (1) with respect to any Participant who is a party to a written employment agreement with the Company or any Affiliate, "Cause" as defined in such employment agreement, or (2) with respect to any Participant who is not a party to a written employment agreement with the Company or any Affiliate, personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or receipt of a final cease-and-desist order. In determining willfulness, no act or failure to act on a Participant's part shall be considered "willful" unless done or omitted to be done by the Participant not in good faith and without reasonable belief that the Participant's action or omission was in the best interests of the Company.

                  (g) "CHANGE IN CONTROL" means the occurrence of any of the following events:

                           (1) If the Incumbent Directors cease for any reason
to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election or nomination for election by the Company's shareholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Directors (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be considered to be an Incumbent Director; provided further, that any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies by or on behalf of a person other than the Board shall not be considered an Incumbent Director.

                           (2) If there shall be consummated a Business
Combination, other than (A) a merger or consolidation effected to implement a reorganization of the Company's ownership wherein the Company shall become a wholly-owned subsidiary of another corporation and the shareholders of the Company shall become shareholders of such other corporation without any material change in each shareholder's proportionate ownership of such other corporation from that owned in the Company prior to such merger or consolidation; and (B) a Business Combination following which: (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding Common Stock and outstanding Voting Stock immediately prior to such Business Combination beneficially own, directly or indirectly, more than 65% of, respectively, the then outstanding shares of Common Stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the Surviving Corporation in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the outstanding Common Stock and Voting Stock, as the case may be; (ii) no person or entity beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the Surviving Corporation or the combined voting power of the then outstanding voting securities of the Surviving Corporation (excluding any person or entity who beneficially owned 20% or more of the






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outstanding Common Stock or Voting Stock prior to such Business Combination, the
Surviving Corporation and any employee benefit plan (or related trust) of the Company or the Surviving Corporation); and (iii) at least a majority of the members of the board of directors of the Surviving Corporation were Incumbent Directors immediately prior to the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination.

                           (3) Approval by the shareholders of the Company of
any plan or proposal for the liquidation or dissolution of the Company.

                  (h) "CODE" means the Internal Revenue Code of 1986, as amended.

                  (i) "CODE SECTION 162(M) PERFORMANCE AWARDS" is defined in
Section 4.02 of the Plan.

                  (j) "CODE SECTION 162(M) RESTRICTED STOCK AWARD AND RESTRICTED STOCK UNITS" is defined in Section 3.07 of the Plan.

                  (k) "COMMITTEE" means the Board acting as a whole, or a committee of two or more "non-employee directors" (as defined in Rule 16b-3 under the Exchange Act) who also constitute "outside directors" (as defined under Code Section 162(m) if applicable at the time) if designated by the Board to administer the Plan. The fact that a Committee member shall fail to qualify under Rule 16b-3 under the Exchange Act or Code Section 162(m) shall not invalidate any grant or award made by the Committee, if the grant or award is otherwise validly granted under the Plan.

                  (l) "COMMON STOCK" means shares of the Company's authorized and unissued common stock, or reacquired shares of such common stock.

                  (m) "COMPANY" means Credit Acceptance Corporation and any successor thereto.

                  (n) "DISABILITY" means disability as defined in Section 22(e) of the Code.

                  (o) "EFFECTIVE DATE" means April 1, 2004, the date on which the Board adopted the Plan.

                  (p) "EMPLOYEE" means an employee of the Company or Affiliate, who has an "employment relationship" with the Company or an Affiliate, as defined in Treasury Regulation 1.421-7(h); and the term "employment" means employment with the Company, or an Affiliate of the Company.

                  (q) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time and any successor thereto.

                  (r) "FAIR MARKET VALUE" means, with respect to a share of Common Stock on the Grant Date, the average of the high and low sale prices of Common Stock


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on the Nasdaq Stock Market ("NSM") as reported in The Wall Street Journal for the Grant Date. In the event that there were no Common Stock transactions on such date, the Fair Market Value shall be determined as of the immediately preceding date on which there were Common Stock transactions. Unless otherwise specified in the Plan, "Fair Market Value" for purposes of determining the value of Common Stock on the date of exercise means (i) if shares acquired or to be acquired upon exercise were sold by the Participant exercising the option on the date of exercise, the average sale price of such shares, or (ii) if shares acquired or to be acquired upon exercise were not sold on the date of exercise by the Participant exercising the option, the average of the high and low sale prices of such Common Stock on the NSM on the last date preceding the exercise on which there were Common Stock transactions, as reported in The Wall Street Journal. If the Common Stock is not listed for trading on the NSM on the relevant date, (1) the average of the high and low sale prices on the securities exchange (or, if there is more than one, the principal such exchange) on which the Common Stock is traded as reported in The Wall Street Journal for the relevant date; (2) if the shares are not listed for trading on any securities exchange or the NSM on such date but bid and ask information is reported by Nasdaq or another generally accepted reporting service, the average of the high bid and low asked prices of the shares, as so reported by Nasdaq or, if not reported by Nasdaq, another generally accepted reporting service, for the relevant date; (3) if none of the foregoing is applicable, the fair market value of a share as of the relevant date, as determined by the Committee; provided that for purposes of determining the value of Common Stock on the date of exercise under the circumstances described in this sentence, if shares acquired or to be acquired upon exercise were sold on the date of exercise by the Participant exercising the option, "Fair Market Value" means the average sale price of such shares.

                  (s) "GRANT DATE" means the date on which the Committee authorizes an individual Option, Restricted Stock Award, Restricted Stock Unit or Performance Award, or such later date as shall be designated by the Committee.

                  (t) "INCENTIVE STOCK OPTION" means an Option that is intended to meet the requirements of Section 422 of the Code and is designated as such in the Agreement evidencing the grant.

                  (u) "INCUMBENT DIRECTORS" means the members of the Board on the Effective Date.

                  (v) "NON-EMPLOYEE DIRECTOR" means a director of the Company or an Affiliate who is not an Employee.

                  (w) "NONQUALIFIED STOCK OPTION" means an Option that is not an Incentive Stock Option.

                  (x) "OPTION" means either an Incentive Stock Option or a Nonqualified Stock Option.

                  (y) "PARTICIPANT" means the individuals described in Section 1.02.



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                  (z) "PERFORMANCE AWARD" means a performance award granted
pursuant to Article IV.

                  (aa) "PLAN" means the Credit Acceptance Corporation Incentive Compensation Plan, the terms of which are set forth herein, as amended from time to time.

                  (bb) "RESTRICTED PERIOD" means the period of time during which Common Stock subject to a Restricted Stock Award, Restricted Stock Unit or Performance Award is subject to transfer restrictions that make it nontransferable.

                  (cc) "RESTRICTED STOCK" means Common Stock that is subject to a Restricted Period pursuant to Article III or Article IV.

                  (dd) "RESTRICTED STOCK AWARD" means an award of Common Stock that is subject to a Restricted Period, granted pursuant to Article III.

                  (ee) "RESTRICTED STOCK UNIT" means a right granted pursuant to
Article III to receive Restricted Stock or an equivalent value in cash pursuant to the terms of the Plan and the related Agreement.

                  (ff) "RETIREMENT" means a Participant's voluntary cessation of employment, or voluntary cessation of services as a Non-Employee Director, following the Participant's 65th birthday.

                  (gg) "SURVIVING CORPORATION" means the corporation resulting from a Business Combination referred to in Section 1.03(g)(2)(B) of the Plan, including, without limitation, the surviving corporation in a merger involving the Company and a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries.

                  (hh) "VOTING STOCK" means the securities ordinarily having the right to vote in the election of directors to the Board.

         1.04 ADMINISTRATION. (A) The Plan shall be administered by the Committee, in accordance with Rule 16b-3 under the Exchange Act and Code Section 162(m), if applicable. The Committee, at any time and from time to time, subject to Sections 2.02 and 7.07, may grant Options, Restricted Stock Awards, Restricted Stock Units and Performance Awards to such Employees and for such number of shares of Common Stock as it shall designate. The Committee shall interpret the Plan, prescribe, amend, and rescind rules and regulations relating to the Plan, and make all other determinations necessary or advisable for its administration. The decision of the Committee on any question concerning the interpretation of the Plan or its administration with respect to any Option, Restricted Stock Award, Restricted Stock Unit or Performance Award granted under the Plan shall be final and binding upon all Participants. Notwithstanding the foregoing, the Committee shall not waive any restrictions on a Code Section 162(m) Performance Award, Restricted Stock Award or Restricted Stock Unit.


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         (b) To the extent permitted by applicable law, the Committee may delegate to one or more officers or managers of the Company or a committee of such officers or managers, the authority, subject to such terms and limitations as the Committee shall determine, to grant Options, Restricted Stock Awards, Restricted Stock Units and Performance Awards to, or to cancel, modify, waive rights with respect to, alter, discontinue or terminate Options, Restricted Stock Awards, Restricted Stock Units or Performance Awards held by Participants who are not officers or directors of the Company for purposes of Section 16 of the Exchange Act.

         1.05 STOCK. The total number of shares of Company Common Stock available for grants and awards under this Plan shall be One Million (1,000,000). The maximum number of shares of Common Stock that may be subject to Option grants under the Plan to any salaried employee during any two-year period shall not exceed 500,000 shares. Shares subject to any portion of a terminated, forfeited, cancelled or expired Option, Restricted Stock Award, Restricted Stock Unit or Performance Award granted hereunder may again be subjected to grants and awards under the Plan as of the date of such termination, forfeiture, cancellation or expiration. All amounts in this Section 1.05 shall be adjusted, as applicable, in accordance with Article VI.

                                II. STOCK OPTIONS

         2.01 GRANT OF OPTIONS. The Committee may grant Options to Participants and, to the extent Options are granted, shall determine the general terms and conditions of exercise, including any applicable vesting or performance requirements, which shall be set forth in a Participant's Agreement. The Committee may designate any Option granted as either an Incentive Stock Option or a Nonqualified Stock Option, or the Committee may designate a portion of an Option as an Incentive Stock Option and the remainder as a Nonqualified Stock Option. An Option shall expire no later than the close of business on the tenth anniversary of the Grant Date. Any Participant may hold more than one Option, Restricted Stock Award, Restricted Stock Unit or Performance Award under the Plan and any other plan of the Company or Affiliate.

         2.02 INCENTIVE STOCK OPTIONS. Any Option intended to constitute an Incentive Stock Option shall comply with the requirements of this Section 2.02 and shall only be granted to an Employee. No Incentive Stock Option shall be granted with an exercise price below its Fair Market Value on the Grant Date. An Incentive Stock Option shall not be granted to any Participant who owns (within the meaning of Code Section 424(d)) stock of the Company or any Affiliate possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Affiliate unless, at the Grant Date, the exercise price for the Option is at least 110% of the Fair Market Value of the shares subject to the Option and the Option, by its terms, is not exercisable more than 5 years after the Grant Date. The aggregate Fair Market Value of the underlying Common Stock (determined at the Grant Date) as to which Incentive Stock Options granted under the Plan (including a plan of an Affiliate) may first be exercised by a Participant in any one calendar year shall not exceed $100,000. To the extent that an Option intended to constitute an Incentive Stock Option shall violate the foregoing $100,000 limitation (or any other limitation set forth in Code Section 422), the portion of the Option that exceeds


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the $100,000 limitation (or fails any other Code Section 422 requirement) shall be deemed to constitute a Nonqualified Stock Option.

         2.03 OPTION PRICE. The Committee shall determine the per share exercise price for each Option granted under the Plan, but no Option shall be granted with an exercise price below 100% of the Fair Market Value of Common Stock on the Grant Date.

         2.04 PAYMENT FOR OPTION SHARES. The purchase price for shares of Common Stock to be acquired upon exercise of an Option granted hereunder shall be paid in full in cash or by personal check, bank draft or money order at the time of exercise; provided, however, that in lieu of such form of payment, the Committee may permit a Participant to pay such purchase price in whole or in part by tendering shares of Common Stock that have been held at least six months, which are freely owned and held by the Participant independent of any restrictions, hypothecations or other encumbrances, duly endorsed for transfer (or with duly executed stock powers attached), or in any combination of the above. If shares of Common Stock are tendered in payment of all or part of the exercise price, they shall be valued for such purpose at their Fair Market Value on the date of exercise. At the discretion of the Committee, as set forth in a Participant's Option Agreement, the purchase price may be paid by using the Cashless Exercise Procedure if the relevant agreement between the Company and the Participant's broker referred to in the definition of such term has been executed by the Company and such broker.

         2.05 ACCELERATION. The Committee may, in its discretion, accelerate a Participant's right to exercise an Option.

                     III. RESTRICTED STOCK AWARDS AND UNITS

         3.01 TERMS OF RESTRICTED STOCK AWARDS AND RESTRICTED STOCK UNITS. The Committee shall have the authority to grant Restricted Stock Awards and Restricted Stock Units to such Participants and for such number of shares of Common Stock as it shall designate. Such Awards and Units shall be evidenced by an Agreement that shall specify the terms thereof, including the Restricted Period, the number of shares of Common Stock subject to the Award or Unit, and such other provisions, which may include, among other things, vesting and performance goals, as the Committee shall determine.

         3.02 TRANSFERABILITY. Except as provided in this Article III of the Plan, the shares of Common Stock subject to a Restricted Stock Award or Restricted Stock Unit may not be transferred, pledged, assigned, or otherwise alienated or hypothecated until the termination of (a) the applicable Restricted Period or for such period of time as shall be established by the Committee and specified in the applicable Agreement, or (b) upon the earlier satisfaction of other conditions as specified by the Committee and set forth in the applicable Agreement. Prior to the end of the Restricted Period, all rights with respect to the Common Stock subject to a Restricted Stock Award or Restricted Stock Unit granted to a Participant shall be exercisable during the Participant's lifetime only by the Participant or the Participant's legal representative.



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         3.03 OTHER RESTRICTIONS. The Committee shall impose such other restrictions on any shares of Common Stock subject to a Restricted Stock Award or Restricted Stock Unit as it may deem advisable including, without limitation, restrictions under applicable federal or state securities laws, and shall legend any certificates representing such shares to give appropriate notice of such restrictions.

         3.04 CERTIFICATE LEGEND. In addition to any legends placed on certificates pursuant to Section 3.03 or Article IV, any certificate representing shares of Common Stock subject to a Restricted Stock Award or Restricted Stock Unit or Performance Award shall bear the following legend:

         The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary or by operation of law, is subject to certain restrictions on transfer set forth in the Credit Acceptance Corporation Incentive Compensation Plan (the "Plan"), rules and administrative guidelines adopted pursuant to such Plan and an Agreement dated ______ __, _____. A copy of the Plan, such rules and such Agreement may be obtained from the Secretary of the Company.

         3.05 REMOVAL OF RESTRICTIONS. Except as otherwise provided under the Plan, if the Restricted Period has elapsed or been waived by the Committee with respect to all or a portion of the Restricted Stock represented by a certificate, the holder thereof shall be entitled to have the legend required by
Section 3.04 removed from such stock certificate with respect to the shares as to which the Restricted Period has elapsed. Any certificate evidencing the remaining shares shall bear the legend required by Section 3.04 and Article IV. The Committee shall have the discretion to waive the applicable Restricted Period with respect to all or any part of the Common Stock subject to a Restricted Stock Award, or Restricted Stock Unit or Performance Share Award that has not been granted pursuant to Code Section 162(m). The Company shall have the right to retain any certificate representing shares of Common Stock subject to a Restricted Stock Award, Restricted Stock Unit or Performance Award until such time as all conditions and/or restrictions applicable to such shares of Common Stock have been satisfied.

         3.06 VOTING AND DIVIDEND RIGHTS. During the Restricted Period, Participants shall be considered record owners of any shares of Common Stock subject to any Restricted Stock Award or Restricted Stock Unit held by them for purposes of determining who is entitled to vote or receive dividends with respect to such shares. If any dividends or distributions are paid in shares of Common Stock during the Restricted Period, the dividend or other distribution shares shall be subject to the same restrictions on transferability as the shares of Common Stock with respect to which they were paid.

         3.07 RESTRICTED STOCK AWARDS AND RESTRICTED STOCK UNITS GRANTED UNDER CODE SECTION 162(M). The Committee, at its discretion, may designate certain Restricted Stock Awards and Restricted Stock Units as granted pursuant to Code
Section 162(m) ("Code Section 162(m) Restricted Stock Award and Restricted Stock Units"). Such Restricted Stock Awards and Restricted Stock Units must comply with the following additional requirements, which override any other provision set forth in this Article III:



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                  (a) CODE SECTION 162(M) GRANTS. Each Code Section 162(m)
         Restricted Stock Award and Restricted Stock Unit shall be based upon pre-established, objective performance goals that are intended to satisfy the performance-based compensation requirements of Code Section 162(m) and the regulations promulgated thereunder. Further, at the discretion of the Committee, a Restricted Stock Award or Restricted Stock Unit also may be subject to goals and restrictions in addition to the performance requirements.

                  (b) PERFORMANCE GOALS. Each Code Section 162(m) Restricted Stock Award or Restricted Stock Unit shall be based upon the attainment of specified levels of Company or Affiliate performance (or combination thereof) during a specified performance period, as measured by any or all of the following: (i) economic profit; (ii) earnings per share;
         (iii) operating income; (iv) net income; (v) revenue; (vi) book value per share, (vii) return on capital; (viii) total loan originations;
         (ix) origination quality measures such as charge-off rates, collection rates, dollars collected or similar measures; (x) loan performance measures such as charge-off rates, collection rates, dollars collected;
         (xi) annual profitability; and (xii) market capitalization.

                  (c) COMMITTEE DETERMINATIONS. For each designated performance period, the Committee shall (i) select those Employees who shall be eligible to receive a Restricted Stock Award or Restricted Stock Unit;
         (ii) determine the performance period, which may be a one, two, three, four or five fiscal year period; (iii) determine the target levels of Company or Affiliate performance; and (iv) determine the number of shares or compensation subject to a Restricted Stock Award or Restricted Stock Unit to be paid to each selected Employee. The Committee shall make the foregoing determinations prior to the commencement of services to which a Restricted Stock Award or Restricted Stock Unit relates (or within the permissible time period established under Code Section 162(m)) and while the outcome of the performance goals and targets is uncertain.

                  (d) COMMITTEE CERTIFICATION. For each performance period, the Committee shall certify, in writing: (i) if the Company or its Affiliate(s) (as applicable) has attained the performance targets; and
         (ii) the cash or number of shares (or combination thereof) pursuant to the Restricted Stock Award or Restricted Stock Unit that shall be paid to each selected Employee or that become freely transferable upon attainment of the performance targets and/or other restrictions. The Committee may not waive all or part of the conditions, goals and restrictions applicable to the receipt of full or partial payment of a Restricted Stock Award or Restricted Stock Unit. No part of a Code
         Section 162(m) Restricted Stock Award or Restricted Stock Unit shall be paid or become transferable until the Committee certifies in writing that the performance goals and restrictions have been satisfied.

                  (e) DIVIDENDS. Any dividends paid on Restricted Stock during the Restricted Period automatically shall be reinvested on behalf of the Employee in additional shares of Restricted Stock under the Plan, and such additional shares



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         shall be subject to the same performance goals and restrictions as the other shares under the Restricted Stock Award.

                  (f) FORMULA. Grants of Restricted Stock and Restricted Stock Units that are intended to satisfy Code Section 162(m) shall be subject to a formula to be approved by the Compensation Committee and shareholders in accordance with Treasury regulations under Code Section 162(m).



                  (g) NONALIENATION. Except as provided in this Article III of the Plan, the shares pursuant to a Code Section 162(m) Restricted Stock Award or Restricted Stock Unit granted hereunder may not be transferred, pledged, assigned, or otherwise alienated or hypothecated until the applicable performance targets and other restrictions are satisfied, as shall be certified in writing by the Committee. All rights with respect to a Restricted Stock Award or Restricted Stock Unit granted hereunder shall apply only to such Employee or the Employee's legal representative.

                  (h) REMOVAL OF LEGEND. Except as otherwise provided in this
         Article III of the Plan, and subject to applicable federal and state securities laws, shares covered by each Code Section 162(m) Restricted Stock Award or Restricted Stock Unit granted under the Plan shall become freely transferable by the Employee after the Committee has certified that the applicable performance targets and restrictions have been satisfied. Once the shares are released from the restrictions, the Employee shall be entitled to have the legend required by Section 3.04 of the Plan removed from the applicable Common Stock certificate.

                             IV. PERFORMANCE AWARDS

         4.01 PERFORMANCE AWARDS. The Committee is authorized to grant Performance Awards to eligible Participants. Subject to the terms of the Plan, a Performance Award granted under the Plan (a) may be denominated or payable in cash or shares of Common Stock (including, without limitation, Restricted Stock), and (b) shall confer on the holder thereof rights valued as determined by the Committee and payable to, or exercisable by, the holder of the Performance Award, in whole or in part, upon the achievement of such performance goals during such performance period, as the Committee shall establish. Subject to the terms of the Plan, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award, and the other terms and conditions of any Performance Award, including the effect upon such Award of termination of the Participant's employment and/or directorship, shall be determined by the Committee.

         4.02 PERFORMANCE AWARDS GRANTED UNDER CODE SECTION 162(M). The Committee, at its discretion, may designate certain Performance Awards as granted pursuant to Code Section 162(m) ("Code Section 162(m) Performance Awards"). Such



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Performance Awards must comply with the following additional requirements, which override any other provision set forth in this Article IV:

                  (a) CODE SECTION 162(M) GRANTS. Each Code Section 162(m) Performance Award shall be based upon pre-established, objective performance goals that are intended to satisfy the performance-based compensation requirements of Code Section 162(m) and the regulations promulgated thereunder. Further, at the discretion of the Committee, a Performance Award also may be subject to goals and restrictions in addition to the performance requirements.

                  (b) PERFORMANCE GOALS. Each Code Section 162(m) Performance Award shall be based upon the attainment of specified levels of Company or Affiliate performance (or combination thereof) during a specified performance period, as measured by any or all of the following: (i) economic profit; (ii) earnings per share; (iii) operating income; (iv) net income; (v) revenue; (vi) book value per share, (vii) return on capital; (viii) total loan originations; (ix) 3-month gross charge-off rate; (x) 36-month gross charge-off rate; (xi) annual profitability; and (xii) market capitalization.

                  (c) COMMITTEE DETERMINATIONS. For each designated performance period, the Committee shall (i) select those Employees who shall be eligible to receive a Code Section 162(m) Performance Award; (ii) determine the performance period, which may be a one, two, three, four or five fiscal year period; (iii) determine the target levels of Company or Affiliate performance; and (iv) determine the Performance Award to be paid to each selected Employee. The Committee shall make the foregoing determinations prior to the commencement of services to which a Performance Award relates (or within the permissible time period established under Code Section 162(m)) and while the outcome of the performance goals and targets is uncertain. No part of a Performance Award shall be paid or become transferable until the Committee certifies in writing that the performance goals and restrictions have been satisfied.

                  (d) COMMITTEE CERTIFICATION. For each performance period, the Committee shall certify, in writing: (i) if the Company or its Affiliate(s) (as applicable) has attained the performance targets; and
         (ii) the cash or number of shares (or combination thereof) pursuant to the Performance Award that shall be paid to each selected Employee (or the number of shares that are to become freely transferable, if a Performance Award is granted subject to attainment of the designated performance goals). The Committee may not waive all or part of the conditions, goals and restrictions applicable to the receipt of full or partial payment of a Performance Award.

                  (e) FIRST FORM - VOTING AND DIVIDEND RIGHTS. Code Section 162(m) Performance Awards may be granted in two different forms, at the discretion of the Committee. Under the first form, the Employee shall receive a Performance Award that consists of a certificate of Common Stock legended in accordance with Section 3.04, restricted from transfer prior to the satisfaction of the designated performance goals and restrictions, as determined by the Committee and specified in the Employee's Agreement. Prior to satisfaction of the performance goals and restrictions, the Employee shall be entitled to vote the performance shares. Further, any dividends paid on such shares during the performance and/or Restricted Period automatically shall be reinvested on behalf of the Employee in additional performance shares under the Plan, and such additional shares shall be subject to the same performance goals and restrictions as the other shares under the Performance Award.

                  (f) SECOND FORM. Under the second form, the Employee shall receive an Agreement from the Committee that specifies the performance goals and restrictions that must be satisfied before the Company shall issue the payment, which may be cash, a designated number of shares of Common Stock, or a combination thereof. Any certificate for shares under such form of Performance Award shall be issued only after the Committee certifies in writing that the performance goals and restrictions have been satisfied.

                  (g) FORMULA. Performance Awards that are intended to satisfy Code Section 162(m) shall be subject to a formula to be approved by the Compensation Committee and shareholders in accordance with Treasury regulations under Code Section 162(m).

                  (h) NON-ALIENATION. Except as provided in this Article IV of the Plan, the shares pursuant to a Code Section 162(m) Performance Award granted hereunder may not be transferred, pledged, assigned, or otherwise alienated or hypothecated until the applicable performance targets and other restrictions are satisfied, as shall be certified in writing by the Committee. All rights with respect to a Code Section 162(m) Performance Award granted hereunder shall apply only to such Employee or the Employee's legal representative.

                  (i) REMOVAL OF LEGEND. Except as otherwise provided in this
         Article IV of the Plan, and subject to applicable federal and state securities laws, shares covered by each Code Section 162(m) Performance Share Award made under the Plan shall become freely transferable by the Employee after the Committee has certified that the applicable performance targets and restrictions have been satisfied. Once the shares are released from the restrictions, the Employee shall be entitled to have the legend required by Section 3.04 removed from the applicable Common Stock certificate.

                    V. TERMINATION OF EMPLOYMENT AND SERVICES

         5.01. OPTIONS.

                  (a) Unless otherwise provided in the applicable Agreement, if, prior to the date that an Option first becomes exercisable, a Participant's status as an Employee or Non-Employee Director is terminated for any reason, the Participant's right to exercise the Option shall terminate and all rights thereunder shall cease as of the close of business on the date of such termination.

                  (b) For any Nonqualified Stock Option unless otherwise provided in the applicable Agreement and for any Incentive Stock Option, if, on or after the date that the Option first becomes exercisable, a Participant's status as an Employee or Non-Employee Director is terminated (1) for Cause, any unexercised portion of the Option (whether then exercisable or not) shall, as of the time of the Cause determination, immediately terminate, (2) due to death or Disability, then the Option, to the extent that it is exercisable on the date of termination, shall be exercisable only until the earlier of the one year anniversary of such termination or the "expiration date" set forth in the applicable Agreement, (3) for any other reason (except as provided in the next sentence), then the Option, to the extent that it is exercisable on the date of termination, shall be exercisable only until the earlier of the three month anniversary of such termination or the "expiration date" set forth in the applicable Agreement. For any Nonqualified Stock Option, unless otherwise provided in the applicable Agreement, if, on or after the date that the Option first becomes exercisable, a Participant's status as an Employee or Non-Employee Director is terminated due to Retirement, or is terminated involuntarily (other than for Cause or due to death or Disability) within 6 months following a Change in Control, then the Option, to the extent that it is exercisable on the date of termination, shall be exercisable until the "expiration date" set forth in the applicable Agreement. The Committee, at its discretion, may designate in the applicable Agreement a different post-termination period for exercise of a Nonqualified Stock Option and may extend the exercise period of any Option, but in no event may the post-termination exercise period exceed the tenth anniversary of the Grant Date; it being understood that the extension of the exercise term for an Incentive Stock Option may cause such Option to become a Nonqualified Stock Option.

                  (c) Shares subject to Options that are not exercised within the time allotted for exercise shall expire and be forfeited by the Participant as of the close of business on the date they are no longer exercisable.

         5.02 RESTRICTED STOCK AWARDS AND RESTRICTED STOCK UNITS. Unless otherwise provided in the applicable Agreement, if the status as an Employee or Non-Employee Director of a Participant holding a Restricted Stock Award or Restricted Stock Unit terminates for any reason prior to the lapse of the Restricted Period, any shares of Common Stock subject to a Restricted Stock Award or Restricted Stock Unit as to which the Restricted Period has not yet lapsed or been waived shall be forfeited by the Participant; provided, however, that the Committee, in its sole discretion, may waive or change the remaining restrictions or add additional restrictions with respect to any Restricted Stock Award or Restricted Stock Unit that would otherwise be forfeited, as it deems appropriate.

         5.03 PERFORMANCE AWARDS. Unless otherwise provided in the applicable Agreement, if the status as an Employee or Non-Employee Director of a Participant holding a Performance Award terminates for any reason prior to satisfaction of the performance requirements of such Award, such Award automatically shall be forfeited by the Participant to the extent such requirements are not satisfied; provided, however, that the Committee, in its sole discretion, may waive or change the remaining requirements or add additional requirements with respect to any Performance Award or portion thereof that would otherwise be forfeited, as it deems appropriate.

         5.04 OTHER PROVISIONS. Neither the transfer of a Participant from one corporation or division to another corporation or division among the Company and any of its Affiliates nor a leave of absence under the Company's leave policy shall be deemed to constitute a termination of status as a Participant for purposes of the Plan.

                      VI. ADJUSTMENTS AND CHANGE IN CONTROL

         6.01 ADJUSTMENTS.

                  (a) If the Committee shall determine that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other corporate transaction or event affects the Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (1) the number and type of shares of Common Stock which thereafter may be made the subject of Options, Restricted Stock Awards, Restricted Stock Units and Performance Awards, (2) the number and type of shares of Common Stock subject to outstanding Options, Restricted Stock Awards, Restricted Stock Units and Performance Awards, and (3) the exercise price with respect to any Option, or, if deemed appropriate, cancel outstanding Options and make provision for a cash payment to the holders thereof; provided, however, in each case, that with respect to Incentive Stock Options any such adjustment shall be made in accordance with Section 422 of the Code or any successor provision thereto to the extent that such Option is intended to remain an Incentive Stock Option.

                  (b) The foregoing adjustments shall be made by the Committee or, if such adjustment is required by the Board, then by the Board at the recommendation of the Committee. Any such adjustment shall provide for the elimination of any fractional share that might otherwise become subject to an Option, Restricted Stock Award, Restricted Stock Unit or Performance Award.

         6.02 CHANGE IN CONTROL. Upon the occurrence of a Change in Control, or if the Committee determines in its sole discretion that a Change in Control has occurred, then Options, Restricted Stock Awards, Restricted Stock Units and Performance Awards shall be treated as the Committee may determine (including acceleration of vesting and cash settlements of Options) at the time of grant or at a subsequent date, as provided in the recipient's Agreement. If no such provision is made in the recipient's Agreement and no subsequent determination is made by the Committee, then (a) any Option granted hereunder immediately shall become exercisable in full, regardless of any installment provision applicable to such Option; (b) any remaining Restricted Period on any shares of Common Stock subject to a Restricted Stock Award or Restricted Stock Unit granted hereunder immediately shall lapse; and (c) the performance requirements for a Performance Award granted hereunder shall be deemed to have been satisfied in full.

         6.03 MERGER. If the Company is a party to any merger, consolidation, reorganization, or sale of substantially all of its assets, each holder of outstanding Option, Restricted Stock Award, Restricted Stock Unit or Performance Award, to the extent that such Option, Award or Unit remains outstanding thereafter, shall be entitled to receive, in lieu of the shares of Common Stock to which such holder would otherwise be entitled, upon the exercise of such Option or the lapse of the Restricted Period on shares of Common Stock subject to a Restricted Stock Award or Restricted Stock Unit or the satisfaction of the performance requirements for a Performance Award, the securities and/or property which a shareholder owning the number of shares subject to the holder's Option, Restricted Stock Award, Restricted Stock Unit or Performance Award would be entitled to receive pursuant to such merger, consolidation, reorganization or sale of assets.

                               VII. MISCELLANEOUS

         7.01 PARTIAL EXERCISE/FRACTIONAL SHARES. The Committee may permit, and shall establish procedures for, the partial exercise of Options granted under the Plan. No fractional shares shall be issued in connection with the exercise or payment of a grant or award under the Plan; instead, the Fair Market Value of the fractional shares shall be paid in cash, or at the discretion of the Committee, the number of shares shall be rounded down to the nearest whole number of shares, and any fractional shares shall be disregarded.

         7.02 RULE 16B-3 REQUIREMENTS. Notwithstanding any other provision of the Plan, the Committee may impose such conditions on a Restricted Stock Award, Restricted Stock Unit, Performance Award or the exercise of an Option (including, without limitation, the right of the Committee to limit the time of exercise to specified periods) as may be required to satisfy the requirements of Rule 16b-3 of the Exchange Act (as such rule may be in effect at such time).

         7.03 RIGHTS PRIOR TO ISSUANCE OF SHARES. No Participant shall have any rights as a shareholder with respect to shares covered by an Option, Restricted Stock Award, Restricted Stock Unit or Performance Award until the issuance of such shares as reflected on the books and records of the Company or its transfer agent. No adjustment shall be made for dividends or other rights with respect to such shares for which the record date is prior to the date the shares are issued.

         7.04 NON-ASSIGNABILITY. No Option, Restricted Stock Award, Restricted Stock Unit or Performance Award shall be transferable by a Participant except by will or the laws of descent and distribution. During the lifetime of a Participant, an Incentive Stock Option shall be exercised only by the Participant. No transfer of an Option, Restricted

Stock Award, Restricted Stock Unit or Performance Award shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will or such evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferee of the terms and conditions of the Option, Restricted Stock Grant Award, Restricted Stock Unit or Performance Award.

         7.05 SECURITIES LAWS.

                  (a) Anything to the contrary herein notwithstanding, the Company's obligation to sell and deliver Common Stock pursuant to the exercise of an Option, or deliver Common Stock pursuant to a Restricted Stock Award, Restricted Stock Unit or Performance Award is subject to such compliance with federal and state laws, rules and regulations applying to the authorization, issuance or sale of securities as the Company deems necessary or advisable. The Company shall not be required to sell or deliver Common Stock unless and until it receives satisfactory assurance that the issuance or transfer of such shares shall not violate any of the provisions of the Securities Act of 1933, the Exchange Act, any other applicable federal laws, or the rules and regulations of the Securities and Exchange Commission promulgated thereunder or those of any stock exchange or stock market on which the Common Stock may be listed or traded, the provisions of any state laws governing the sale of securities, or that there has been compliance with the provisions of such acts, rules, regulations and laws.

                  (b) The Committee may impose such restrictions on any shares of Common Stock subject to or underlying an Option, Restricted Stock Award, Restricted Stock Unit or Performance Award as it may deem advisable, including, without limitation, restrictions (i) under applicable federal securities laws,
(ii) under the requirements of any stock exchange or other recognized trading market upon which such shares of Common Stock are then listed or traded, or
(iii) under any blue sky or state securities laws applicable to such shares. No shares shall be issued until counsel for the Company has determined that the Company has complied with all requirements under appropriate securities laws.

         7.06 WITHHOLDING AND TAXES. The Company shall have the right to withhold from a Participant's compensation or require a Participant to remit sufficient funds to satisfy applicable withholding for income and employment taxes upon the exercise of an Option, the lapse of a Restricted Period or the satisfaction of the performance requirements relating to a Performance Award. A Participant may use the Cashless Exercise Procedure or may tender previously acquired shares of Common Stock that have been held at least six months to satisfy the withholding obligation in whole or in part, such shares being valued for such purpose at Fair Market Value; provided that the Company shall not withhold from exercise more shares than are necessary to satisfy the established requirements of federal, state and local tax withholding obligations.

         7.07 TERMINATION AND AMENDMENT.

                  (a) The Board may terminate the Plan, or the granting of Options, Restricted Stock Awards, Restricted Stock Units or Performance Awards under the Plan, at any time. No new grants or awards of Incentive Stock Options shall be made under the Plan after the tenth anniversary of the Effective Date.

                  (b) The Board may amend or modify the Plan at any time and from time to time.

                  (c) No amendment, modification or termination of the Plan shall adversely affect any Option, Restricted Stock Award, Restricted Stock Unit or Performance Award previously granted under the Plan in any material way without the consent of the Participant holding the Option, Restricted Stock Award, Restricted Stock Unit or Performance Award.

         7.08 EFFECT ON EMPLOYMENT OR SERVICES. Neither the adoption of the Plan nor the granting of any Option, Restricted Stock Award, Restricted Stock Unit or Performance Award pursuant to the Plan shall be deemed to create any right in any individual to be retained or continued in the employment or services of the Company or an Affiliate.

         7.09 USE OF PROCEEDS. The proceeds received from the sale of Common Stock pursuant to the Plan shall be used for general corporate purposes of the Company.

         7.10 SHAREHOLDER APPROVAL OF PLAN. The Plan shall be subject to the approval of the holders of at least a majority of the votes cast on the matter at a meeting of shareholders of the Company held within 12 months after adoption of the Plan by the Board. No Option, Restricted Stock Award, Restricted Stock Unit or Performance Award granted under the Plan may be exercised or paid out in whole or in part unless the Plan has been approved by the shareholders as provided herein. If not approved by shareholders within 12 months after approval by the Board, the Plan and any Options, Restricted Stock Awards, Restricted Stock Units or Performance Awards granted under the Plan shall be rescinded.

         7.11 GOVERNING LAW. The Plan and all actions taken under the Plan shall be governed and construed in accordance with Michigan law.

         THIS PLAN is hereby executed as of April 16, 2004 in accordance with the Board resolutions adopted on such date.

                                          CREDIT ACCEPTANCE CORPORATION


                                               By: /s/ Charles A. Pearce
                                               ---------------------------------
                                               Charles A. Pearce
                                               Corporate Secretary






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